UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): January 25, 2005
                               (January 19, 2005)

Commission file number: 0-22773

                            NETSOL TECHNOLOGIES, INC.
        (Exact name of small business issuer as specified in its charter)

           NEVADA                                              95-4627685
(State or other Jurisdiction of                           (I.R.S. Employer NO.)
Incorporation or Organization)

              23901 Calabasas Road, Suite 2072, Calabasas, CA 91302
               (Address of principal executive offices) (Zip Code)

                         (818) 222-9195 / (818) 222-9197
           (Issuer's telephone/facsimile numbers, including area code)


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Item 1.01. Entry into a Material Definitive Agreement.

On January 19, 2005, NetSol Technologies, Inc., a Nevada corporation (the "Company") entered into a Share Purchase Agreement whereby the Company agreed to acquire 100% of the issued and outstanding shares of CQ Systems Ltd., a company organized under the laws of England and Wales ("CQ") (the "Share Purchase Agreement"). Prior to the execution of the Share Purchase Agreement, there was no relationship between the Company and any of the parties to the Share Purchase Agreement.

According to the terms of the Share Purchase Agreement, the Company shall acquire 100% of the issued and outstanding shares of CQ from CQ's current shareholders, whose identity is set forth in the Share Purchase Agreement (the "CQ Shareholders") at the completion date in exchange for a purchase price consisting of: a) 50.1% of CQ's total gross revenue for the twelve month period ending 31st of March, 2005 after an adjustment for any extraordinary revenue, i.e. non-trading revenue ("LTM Revenue") multiplied by 1.3 payable: (i) 50% in shares of restricted common stock of the Company at a per share cost basis of $2.313 and as adjusted by the exchange rate of U.S. Dollar to British Pound (at the spot rate for the purchase of sterling with U.S. dollars certified by NatWest Bank plc as prevailing at or about 11:00 a.m.) on January 19, 2005 and,
(ii) 50% in cash; and b) 49.9% of CQ's LTM Revenue for the period ending 31st March 2006 multiplied by 1.3 payable, at the Company's discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided, however that the cost basis of the Company's common stock shall be based on the 20 day volume weighted average of the Company's shares of common stock as traded on NASDAQ 20 days prior to March 31, 2006 and, provided that under no circumstances shall the total number of shares of common stock issued to the CQ Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of the Company at January 19, 2005.

The acquisition is scheduled to close on the earliest of 45 days from the execution date or, March 5, 2005 or within 15 days of approval of the acquisition by the shareholders of the Company if required by the rules of the NASDAQ stock market. The Company does not presently intend to seek shareholder approval of the acquisition.


Exhibits


Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial Statements of the Business Acquired.

Any required financial statements will be filed by amendment to this Form 8-K by no later than April 4, 2005.

(b) Pro Forma Financial Information.

Any required pro forma financial information will be filed by amendment to this Form 8-K not later than April 4, 2005.

(c) Exhibits

2.1 Share Purchase Agreement dated as of January 19, 2005 by and between the Company and the shareholders of CQ Systems Ltd.


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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.


Date: January 25, 2005                 /s/ Naeem Ghauri
                                       ---------------------------
                                       NAEEM GHAURI
                                       Chief Executive Officer


Date: January 25, 2005                 /s/ Najeeb Ghauri
                                       ---------------------------
                                       NAJEEB GHAURI
                                       Chief Financial Officer and Chairman


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